UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2024

Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave.
South San Francisco, California 94080
(Address of principal executive offices)

(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On August 26, 2024, Vistagen Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, as set forth below, the Company’s stockholders: (i) elected each of the seven director nominees to the Company’s Board of Directors (the “Board”); (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2025.

The matters voted upon at the 2024 Annual Meeting and the results of the voting by the Company’s stockholders are as follows:

Proposal No. 1 – Election of Directors

	For	Withheld
Margaret M. FitzPatrick, M.A.	12,431,830	2,263,438
Ann M. Cunningham, MBA	11,782,124	2,913,144
Joanne Curley, Ph.D.	12,805,113	1,890,155
Jerry B. Gin, Ph.D., MBA	13,923,175	772,093
Mary L. Rotunno, J.D.	12,777,661	1,917,607
Jon S. Saxe, J.D., LL.M.	14,218,617	476,651
Shawn K. Singh, J.D.	14,540,841	154,427

Members of the Board are elected by a plurality of the votes cast. Accordingly, each of the director nominees named above was elected to serve on the Board until the Company’s 2025 Annual Meeting of Stockholders, or until her or his successor is elected and qualified.

Proposal No. 2 – Non-Binding Advisory Vote to Approve Executive Compensation (Say-on-Pay Proposal)

	For	Against	Abstain
Votes	13,758,902	842,393	93,973

The vote required to approve the non-binding advisory vote on executive compensation paid to the Company’s named executive officers was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as reported in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 17, 2024.

Proposal No. 3 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	21,277,275	49,205	22,767

The vote required to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2025 was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2025.

For more information about each of the foregoing proposals, please review the Company’s definitive proxy statement, filed with the SEC on July 17, 2024.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: August 28, 2024	By:	/s/ Shawn K. Singh, J.D.
Shawn K. Singh Chief Executive Officer